                                                                   EXHIBIT 10.15

                               SECURITY AGREEMENT
                               ------------------


    THIS SECURITY AGREEMENT ("Security Agreement") is effective as of April 10, 1997 ("Effective Date"), by and among THE KEITH COMPANIES, INC., a California corporation, KEITH INTERNATIONAL, INC., a California corporation, and KEITH ENGINEERING, INC., a California corporation (individually referred to as a "Debtor" and collectively referred to as "Debtors") and WALTER W. CRUTTENDEN, III, an individual ("Secured Party"). Debtors and Secured Party are collectively referred to as the "Parties."

     1.0  RECITALS
          --------

          1.1 Secured Party has agreed to make loans to Debtors from time to time in accordance with the terms and conditions of the Note.

          1.2 Contemporaneous with the execution of this Security Agreement, Debtors and Keith have executed the Note.

          1.3 Debtors have agreed to grant, for the purpose of securing payments under the Note and the other obligations described herein, a security interest to the Secured Party in all of the property of Debtors as more fully described below.

          1.4 Secured Party would not have agreed to consider making loans to Debtors absent the security therefor provided by this Security Agreement.

          In consideration for the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby admitted and acknowledged, the Parties agree as follows.

     2.0  DEFINITIONS.  As used herein, the following capitalized terms shall
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have the following meanings:

          2.1  "Code" shall mean the California Commercial Code and to the
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extent applicable, the Uniform Commercial Code of any other jurisdiction in which the Secured Assets are located.

          2.2  "Debtor" shall mean The Keith Companies, Inc., a California
                -----
corporation, Keith International, Inc., a California corporation or Keith Engineering, Inc., a California corporation. "Debtors" shall mean one or more Debtor.

          2.3  "Effective Date" shall mean April 10, 1997.
                --------------

          2.4  "Event of Default" shall have the meaning specified in Section
                ----------------
7.1 of the Note.

          2.5  "Keith" shall mean Aram Keith, an individual.
                -----

          2.6  "Loan Documents" shall mean the Note, this Security Agreement, or
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any other
loan agreement, instrument, or document now or hereafter executed by any Debtor or Keith in favor of Secured Party, whether relating to the Note or otherwise.

          2.7   "Note" means the Secured Promissory Note Revolving Line of
                 ----
Credit, dated of even date herewith, of Debtors and Keith payable to the order of Secured Party, in the original principal amount of up to SEVEN HUNDRED THOUSAND DOLLARS ($700,000.00), and all extensions, modifications, amendments or replacements thereto.

          2.8   "Property" shall have the meaning set forth in Section 3.1 of
                 --------
this Security Agreement.

          2.9   "Secured Assets" shall mean the property of Debtor more
                 --------------
particularly described in Section 3.0 herein.

          2.10  "Secured Party'' means Walter W. Cruttenden, III, an individual,
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and his legal representatives, heirs, successors and assigns.

          2.11  "Security Agreement" shall mean this Security Agreement dated
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as of the Effective Date.

     3.0  SECURED ASSETS.    The Secured Assets subject to this Security
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Agreement shall include all of each Debtor's right, title, and interest in the following property:

          3.1   Assets.
                -------

          (a) All present and future goods, equipment and inventory, as those terms are defined in the Code, and all other present and future personal property of each Debtor of any kind or nature whatsoever, now or hereafter located at, upon or about any real property owned, leased, or used by any Debtor (the "Property"), or used or to be used in connection with or relating or arising with respect to the Property and/or the use thereof or any improvements thereto, including without limitation all present and future furniture, cubicles, furnishings, fixtures, goods, machinery, plumbing and plumbing material and supplies, concrete, lumber, hardware, electrical wiring and electrical material and supplies, heating and air conditioning material and supplies, roofing material and supplies, window material and supplies, doors, paint, drywall, insulation, cabinets, ceramic material and supplies, flooring, carpeting, appliances, fencing, landscaping and all other materials, supplies and property of every kind and nature.


          (b) All accounts, accounts receivable and all other rights of each Debtor to the payment of money, all income, rents, issues, profits and revenues, rentals and payments, instruments, notes, drafts, chattel paper, acceptances, letters of credit, general intangibles, contract rights, documents, negotiable instruments, warehouse receipts, policies and certificates of insurance, guaranties, leases, leasehold interests, rental agreements, security or subscription agreements and debts secured thereby or relating thereto, money, certificates of deposit, deposits, deposit accounts, reserves, deferred payments, refunds, all refunds and deposits returned by utility companies and governmental agencies, cost savings, water stock, insurance proceeds, premium refunds, condemnation or eminent domain proceeds and awards, licenses, choses and things in action, all governmental, utility and other permits and approvals relating to construction on or use of the Property or otherwise relating to any Debtor, all licenses, all franchises, all subdivision maps and applications therefor, all subdivision public reports and applications therefor, all architectural and engineering drawings, plans and specifications, blueprints, soil tests, feasibility studies, engineering reports, environmental, building foundation, grading and other permits, all construction, management, franchise, reservation, development and other contracts and agreements, all names under or by which any Debtor or the Property, or any present or future improvements on the

Property may at any time be operated or known, and all rights to carry on business under any such names, or any variant thereof, all trademarks, trade names, patents and applications therefor and goodwill in any way relating to any Debtor or the Property, and all other personal property of every nature whatsoever, whether now owned or in existence or hereafter arising or acquired, arising from, used or held in connection with, or otherwise relating to any Debtor or the Property or the ownership, use, occupancy, enjoyment, operation, management, development or improvement thereof.

          (c) Without limiting the generality of the foregoing, all computers, computer hardware, computer accessories, computer desks, disk hard drive, monitors, keyboards, computer software, computer files, tape, backup tape, scanners, and computer disks, and all additions, substitutions, and replacements thereof, together with all attachments, accessories, components, parts and equipment installed thereon or affixed thereto, as any of the same may be defined in the Code and in each Debtor's right to acquire any of the foregoing, whether by exercise of purchase options or otherwise, and in the proceeds of all of the foregoing including without limitation rentals payable to any Debtor by any lessee of any such property.

          (d) All cash and noncash proceeds and products of any and all of the foregoing, including without limitation, all monies, deposit accounts, insurance proceeds and other tangible or intangible property received upon a sale or other disposition of any of the foregoing, whether voluntary or involuntary.

     4.0  GRANT.  Each Debtor hereby grants to Secured Party, its successors
          -----
and assigns, a security interest in all of the Secured Assets to secure the indebtedness and other obligations due to Secured Party under the Note, the Loan Documents, and any other promissory note or instrument of any Debtor or Keith (and all extensions, modifications, amendments, or replacements thereof) now or hereafter existing payable to Secured Party or its order. This security interest shall be subject to the terms and conditions of this Security Agreement.

     5.0  LIMITATIONS ON SECURED ASSETS AND SECURITY AGREEMENT.
          -----------------------------------------------------

          5.1  No Assignment.  No Debtor shall sell, encumber, assign, dispose
               --------------
of, grant a security interest in, hypothecate, permit or suffer any lien or encumbrance upon, or transfer any interest in the Secured Assets, except in the ordinary course of such Debtor's business, without the written consent of Secured Party.

          5.2  Subordination.  Notwithstanding any provision herein to the
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contrary, Secured Party's rights and secured interest hereunder shall be subordinate in priority to any security interest granted by any Debtor in favor of any bank or institutional lender prior to the Effective date or to any security interest granted by any Debtor to a bank or institutional lender after the Effective Date to secure any loan consented to in writing by Lender.

    6.0   PERFECTION.  The security interest granted herein shall be perfected
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by the filing one or more financing statements with the Secretary of State of
California and any other governmental agency as Secured Party deems appropriate, and such further assignments, filings, and actions as the Secured Party deems to be necessary or appropriate. Each Debtor agrees to execute financing statements or other documents and to take such further actions as Secured Party may reasonably request in order to perfect and maintain and continue the interest of Secured Party in the Secured Assets.

     7.0  POWER OF ATTORNEY.
          -----------------

          7.1   General Purposes.  Each Debtor does hereby constitute and
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appoint the
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Secured Party as its true and lawful agent and attorney-in-fact, in its name, place and stead, and at Debtors' expense to perfect, maintain, protect and enforce the security interest granted hereunder and the Secured Assets, including but not limited to:


               (a)  Taxes. Pay taxes due on the Secured Assets;
                    -----

               (b)  Insurance. Maintain insurance coverage on the Secured
                    ---------
 Assets;

               (c)  Collection. Compromise, settle, collect, and endorse items
                    ----------
of the Secured Assets such as accounts and instruments;

               (d)  Note. Execute, endorse, assign, all notes, instruments,
                    ----
deeds of trust, leases, bills of sale, receipts, and other similar documents on the Debtor's behalf;

               (e)  Repair. Operate, repair, and maintain the collateral; and
                    ------

               (f)  Financing Statements and Amendments.  Execute and file
                    -----------------------------------
financing statements, continuation statements, assignments, and other documents and amendments thereto;

               provided that Secured Party shall not take any action described
               ---------
inclauses (a) through (e) prior to the occurrence of an Event of Default.

          7.2  Irrevocable.  This power of attorney shall be irrevocable and is
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part of the grant of security interest by Debtors to Secured Party.

          7.3  Optional.     The power of attorney is exercisable at the option
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of Secured Party, and any failure to exercise such powers shall not relieve
Debtors of their obligations under this Security Agreement or subject Secured Party to any liability.

     8.0  OTHER ENCUMBRANCES.        Debtors jointly and severally, hereby
                ------------
represent and warrant to the Secured Party that, except as otherwise expressly identified in this Agreement or disclosed in writing to Lender, the Secured Assets are not encumbered with liens, pledges, encumbrances, or rights of others.

     9.0  REMEDIES.
          --------

          9.1  Event of Default.  Should an Event of Default occur, Secured
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Party shall have all rights and remedies provided by law to enforce its security interest hereunder, including those of a secured party under the Code, in addition to the rights and remedies provided herein or in any other agreement executed by any Debtor or Keith, including but not limited to:

               (a) Entering any Debtor's premises to assemble and take possession of Secured Assets.

               (b) Require any Debtor to assemble Secured Assets and make such Secured Assets available to Secured Party at a placed designated by Secured Party.

               (c) Sell, lease, transfer, assign, or otherwise dispose of any Secured Assets, or any interest therein, upon the terms and in such manner as Secured Party may determine in compliance with the Code and applicable law, and Secured Party may purchase the same at any sale.

               (d) Enter any Debtor's premises, render the Secured Assets, if equipment, unusable and dispose of it in the manner provided by the C Commercial Code on any Debtor's premises.

               (e) Apply the proceeds received from the sale or other disposition of the Secured Assets following an Event of Default, in addition to the items specified in the Uniform Commercial Code or other applicable law, to the payment of all costs of assembling, maintaining, preserving, marketing, selling, and disposing the Secured Assets and enforcing Secured Party's rights and remedies hereunder (including, without limitation, reasonable attorneys' fees and expenses including outside counsel fees and the allocable costs of in-house counsel) incurred by Secured Party as a result of Debtors' default.

               (f) Exercise any and all other rights and remedies afforded under the California Commercial Code or other applicable law.

          9.2  Reasonable Notice.  If notice to any Debtor of intended
               -----------------
disposition of the Secured Assets is required by law, five (5) days notice shall constitute reasonable notification.

          9.3  Assumption of Leases.  Subject to the consent of any third party
               ---------------------
lessor, if required in any lease by any Debtor of any Secured Assets, Secured Party shall have the right, in its sole discretion, to assume the lessee's rental and other obligations under the lease and to exercise any option or right to purchase or acquire title to the Secured Assets covered by the lease.

          9.4  Cumulative Rights.  All of Secured Party's rights and remedies
               ------------------
shall be cumulative and none are exclusive.

     10.0 LOCATION OF SECURED ASSETS.  Immediately upon request therefore by
          --------------------------
Secured Party, Debtors will inform Secured Party of the precise location of the Secured Assets and every part or item thereof.

     11.0 REPAIR OF SECURED ASSETS.   Debtors will maintain the Secured Assets,
          -------------------------
and each part or item of the Secured Assets, in good order and repair at Debtors' own cost and expense and will never use the Secured Assets, or any part or item of the Secured Assets, in a manner resulting, or likely to result, in waste or unreasonable deterioration of the Secured Assets.

     12.0 INSURANCE.  Debtors, at Debtors' own costs and expense, will keep the
          ----------
Secured Assets, and all parts and items of the Secured Assets, insured for the full replacement cost thereof against damage or loss resulting from any and all risks to which it might foreseeably be exposed and risks designated by Secured Party to the extent insurance coverage for such risks is commercially available. Each such policy of insurance will be issued by an insurance company reasonably acceptable to Secured Party and will provide for the loss payable under it being paid to Secured Party and at least thirty (30) days prior written notice to Secured Party of any termination or expiration of such policy. A duplicate copy of each such policy will be delivered by Debtors to Secured Party.

     13.0 TAXES AND ASSESSMENTS.   Debtors will pay from their own funds, as
          ---------------------
they become due, all taxes and assessments levied or assessed against the Secured Assets, or any part or item of the Secured Assets, prior to the final termination of this Security Agreement.

     14.0 INSPECTION RIGHTS. Secured Party, either in person or by agent, has
          -----------------
the right at any and all reasonable times and at reasonable intervals to enter the premises where the Secured Assets is located and inspect the Secured Assets.

     15.0  ASSIGNMENT BY SECURED PARTY.  Secured Party may assign its rights
           ---------------------------
under this Security Agreement and the security interest created by this Security Agreement. Should Secured Party assign its rights under this Security Agreement or the security interest created by this Security Agreement, Secured Party's assignee will be entitled, on written notice of the assignment being given by Secured Party to Debtors, to all performance required of Debtors by this Security Agreement and all payments and monies secured by this Security Agreement.

     16.0  NO MODIFICATIONS OR WAIVERS.
           ---------------------------

           16. 1  MUST BE WRITTEN. Waivers or modifications of this Security
                  ---------------
Agreement, or of any covenant, condition, or limitation contained herein, are valid only if in writing that is separately signed or initialed by the Parties.

           16.2  NO USE AS EVIDENCE. One or more waivers or modifications of any
                 ------------------
covenant, term or condition in this Security Agreement by any Party shall not be construed by any other Party as a waiver or modification applicable to any subsequent breach of the same covenant, term or condition. Evidence of any such waiver or modification may not be offered or received in evidence in any proceeding, arbitration, or litigation between the Parties arising out of or affecting this Security Agreement, or a Party's rights or obligations under it. This limitation does not apply if the waiver or modification is in writing and duly executed as provided above.

     17.0  COOPERATION AND FURTHER ACTIONS.  The Parties agree to perform any
           --------------------------------
and all acts and to execute and deliver any and all documents necessary or convenient to carry out the terms of this Security Agreement.

     18.0  PROFESSIONAL FEES.    If a lawsuit, arbitration or other proceedings
           ------------------
are instituted by any Party to enforce any of the terms or conditions of this Security Agreement against any other Party, the prevailing Party in such litigation, arbitration or proceeding shall be entitled, as an additional item of damages, to such reasonable attorneys' and other professional fees and costs (including but not limited to witness fees), court costs, arbitrators' fees, arbitration administrative fees, travel expenses, and other out-of-pocket expenses or costs of such other proceedings, as may be fixed by any court of competent jurisdiction, arbitrator or other judicial or quasi-judicial body having jurisdiction thereof, whether or not such litigation or proceedings proceed to a final judgment or award. For the purposes of this Section, any Party receiving an arbitration award or a judgment for damages or other amounts shall be deemed to be the prevailing Party, regardless of amount of the damage awarded or whether the award or judgment was based on all or some of such Party's claims or causes of action.

     19.0  COUNTERPARTS.  This Security Agreement may be executed in several
           -------------
counterparts, each of which so executed shall be deemed to be an original, but such counterparts shall together constitute and be one and the same instrument.

     20.0  SEVERABILITY.  If any part, clause, or condition of this Security
           ------------
Agreement is held to be partially or wholly invalid, unenforceable, or inoperative for any reason whatsoever, such shall not affect any other provision or portion hereof, which shall continue to be effective as though such invalid, inoperative, or unenforceable part, clause or condition had not been made.

     21.0  JOINT AND SEVERAL OBLIGATIONS; BINDING UPON SUCCESSORS.  The
           -------------------------------------------------------
obligations of Debtors under this Security Agreement shall be joint and several. This Security Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, legal representatives, successors and assigns.

     22.0  GOVERNING LAW.  All questions concerning this Security Agreement, its
           -------------
construction, and the rights and liabilities of the Parties hereto shall be interpreted and enforced in accordance with the laws of the State of California as applied to contracts which are executed and performed entirely within the state.

     23.0  INTERPRETATION.
           ---------------

           23.1  SECTION HEADINGS.  The section headings of this Security
                 ----------------
Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

           23.2  CAPITALIZED TERMS.  Except as otherwise expressly provided
                 -----------------
herein, all capitalized terms defined in this Agreement shall have the meaning ascribed to them herein.

           23.3 GENDER AND NUMBER.  Whenever required by the context, the
                -----------------
singular shall include the plural, the plural shall include the singular, and the masculine gender shall include the neuter and feminine genders and vice versa.

     24.0  NOTICES.  For purposes hereof, delivery of written notice shall be
           --------
deemed given and complete upon personal delivery, or three (3) business days following mailing via United States registered or certified mail, return receipt requested, postage prepaid. Notice may also be given by, and shall be deemed complete upon receipt of, electronic facsimile, provided that any facsimile notice shall only be deemed received if (a) the transmission thereof is confirmed, and (b) facsimile notice is followed by written notice, made either by (i) personal delivery thereof, or (ii) via deposit in registered or certified mail, return receipt required, postage prepaid, within three (3) business days following the facsimile notice. Notice shall be deemed given on the date it is sent via facsimile in accordance with the foregoing provisions. Notices shall be addressed to the Parties as follows:

                    Debtors:            The Keith Companies, Inc.
                                        Keith Engineering, Inc.
                                        Keith International, Inc.
                                        Attn: Aram Keith
                                        2855 Redhill Avenue, Suite 201
                                        Costa Mesa, California 92626
                                        Telephone No. (714) 668-7001
                                        Facsimile No. (714) 668-7026

                    Secured Party:      Walter W. Cruttenden, III.
                                        c/o Cruttenden Roth
                                        18301 Von Karman, Suite 100
                                        Irvine, California 92612
                                        Telephone No. (714) 757-5700
                                        Facsimile No. (714) 582-9603

                    With a copy to:     David L. Keligian
                                        THE BUSCH FIRM
                                        2532 Dupont Drive
                                        Irvine, California 92612-1254
                                        Telephone: (714) 474-7368
                                        Facsimile: (714) 474-7732

Any Party may change the address to which to send notices by notifying the other Party of such change of address in writing in accordance with this Section..

    25.0  TIME OF ESSENCE. The Parties acknowledge and agree that time is
          ---------------
strictly of the essence with respect to each and every term, condition, obligation and provision hereof. Failure to timely perform any of the terms, conditions, obligations or provisions hereof by any Party shall constitute a material breach of this Security Agreement by the Party so failing to perform.

    26.0  RELATIONSHIP CREATED.     Nothing combined herein or in any schedule,
          ----------------------
attachment, or exhibit hereto shall create any partnership, joint venture or other agreement between the Parties.

The Parties have executed this Security Agreement as of the Effective Date.

THE KEITH COMPANIES, INC.,
a California corporation

By:  /s/ Aram H. Keith
     -----------------------------
     Aram Keith
Its: President

KEITH INTERNATIONAL INC.,
A California corporation

By:  /s/ Aram H. Keith
     -----------------------------
     Aram Keith
Its: President

KEITH ENGINEERING INC.,
a California corporation

By:  /s/ Aram H. Keith
     -----------------------------
     Aram Keith
Its: President

"Debtors"

By:  /s/ Walter W. Cruttenden, III
     -----------------------------
     WALTER W. CRUTTENDEN, III

           "SECURED PARTY"